                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                        FRIENDSHIP CABLE OF TEXAS, INC.
                               File No. 1082815-0

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.

IT IS FURTHER CERTIFIED that the following documents are on file for this corporation as of this date:

ARTICLES OF INCORPORATION                                     JULY 12, 1988
ARTICLES OF AMENDMENT                                         JULY 21, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      JULY 13, 1990
CHANGE OF REGISTERED OFFICE AND/OR AGENT                   OCTOBER 25, 1993
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996
ARTICLES OF MERGER                                        DECEMBER 29, 1998
ASSUMED NAME CERTIFICATE                                      JULY 27, 1999


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 27, 1999.

                                               /s/ ELTON BOMER     DLM
                                       -------------------------------
                                                 Elton Bomer
                                              Secretary of State

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                          IT IS HEREBY CERTIFIED that
                          Articles of Incorporation of

                        FRIENDSHIP CABLE OF TEXAS, INC.
                               File No. 1082815-00

were filed in this office and a certificate of incorporation was issued to this corporation, and no certificate of dissolution is in effect and the corporation is currently in existence.



[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I have hereunto
                                    signed my name officially and caused to
                                    be impressed hereon the Seal of State
                                    at my office in the City of Austin, on
                                    July 15, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                     [SEAL]

                      TEXAS COMPTROLLER OF PUBLIC ACCOUNTS
--------------------------------------------------------------------------------
           CAROLE KEETON RYLANDER - COMPTROLLER - AUSTIN, TEXAS 78774

                        CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, Carole Keeton Rylander, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the records of this office

                         FRIENDSHIP CABLE OF TEXAS INC

is, as of this date, in good standing with this office having no franchise tax reports or payments due at this time.

This certificate is valid through the date that the next franchise tax report will be due 11-15-1999.

This certificate is valid for the purpose of conversion when the converted entity is subject to franchise tax as required by law.

This certificate is not valid for the purpose of dissolution, merger or withdrawal.

GIVEN UNDER MY HAND AND SEAL
OF OFFICE in the City of Austin,
this 15th day of July, 1999 A.D.

/s/ CAROLE KEETON RYLANDER

CAROLE KEETON RYLANDER
Comptroller of Public Accounts

Charter/COA NO.: 010828150-0
Form 05-304 (Rev. 9-97/9)

                                     [SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE


     IT IS HEREBY CERTIFIED THAT THE ATTACHED IS/ARE TRUE AND CORRECT COPIES OF THE FOLLOWING DESCRIBED DOCUMENT(S) ON FILE IN THIS OFFICE:

                        FRIENDSHIP CABLE OF TEXAS, INC.
                               FILE NO. 1082815-00


ARTICLES OF INCORPORATION                                     JULY 12, 1988
ARTICLES OF AMENDMENT                                         JULY 21, 1988
CHANGE OF REGISTERED OFFICE AND/OR AGENT                      JULY 13, 1990
CHANGE OF REGISTERED OFFICE AND/OR AGENT                   OCTOBER 25, 1993
CHANGE OF REGISTERED OFFICE AND/OR AGENT                    OCTOBER 7, 1996
ARTICLES OF MERGER                                        DECEMBER 29, 1998


[THE STATE OF TEXAS SEAL]           IN TESTIMONY WHEREOF, I HAVE HEREUNTO
                                    SIGNED MY NAME OFFICIALLY AND CAUSED TO
                                    BE IMPRESSED HEREON THE SEAL OF STATE
                                    AT MY OFFICE IN THE CITY OF AUSTIN, ON
                                    JULY 16, 1999.

                                               /s/ ELTON BOMER
                                       -------------------------------
                                                 Elton Bomer       DAE
                                              Secretary of State

                                                                         [STAMP]


                            ARTICLES OF INCORPORATION
                                       OF
                         FRIENDSHIP CABLE OF TEXAS, INC.


         I, the undersigned, a natural person of the age of eighteen years or more acting as the incorporator of a corporation (hereinafter called the "Corporation") under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for the Corporation:

                                   ARTICLE ONE

         The name of the Corporation is Friendship Cable of Texas, Inc.

                                   ARTICLE TWO

         The period of duration of the Corporation is perpetual.

                                  ARTICLE THREE

         The purpose for which the Corporation is organized is to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000, par value $.01 per share, designated Common Stock. Each share of such Common Stock shall have identical rights and privileges in every respect.

                                  ARTICLE FIVE

         No holder of any shares of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive or preferential right to receive, purchase, or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation, (b) any obligations, evidences of indebtedness, or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase, or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or to receive, or any warrant or option for the purchase of, any of the foregoing securities, or
(d) any other securities that may be issued or sold by the Corporation.

                                   ARTICLE SIX

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done, or property actually received.

                                  ARTICLE SEVEN

         Cumulative voting for the election of directors is expressly denied and prohibited.

                                  ARTICLE EIGHT

         No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

               (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

               (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

               (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         This provision shall not be construed to invalidate a contract or transaction which would be valid in the absence of this provision or to subject any director or officer to any liability that he would not be subject to in the absence of this provision.

                                  ARTICLE NINE

         The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding (as hereinafter defined) because the person (i) is or was a director of the Corporation or (ii) while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent that a corporation may grant indemnification to a director under the Texas Business Corporation Act, as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Texas Business Corporation Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Texas Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) that such indemnification or advancement is not permissible, shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of shareholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any person covered by the grant of mandatory indemnification contained above to such further extent as is permitted by law and may indemnify any other person to the fullest extent permitted by law.

         To the extent permitted by then applicable law, the grant of mandatory indemnification to any person pursuant to this Article Nine shall extend to proceedings involving the negligence of such person.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                               ARTICLE TEN

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half or any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the provisions of this Article Ten shall be applicable to any required shareholder authorization or approval of:
(a) any amendment to these articles of incorporation; (b) any plan of merger, consolidation, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the Corporation; and (d) any voluntary dissolution of the Corporation. Except as otherwise provided in this Article Ten or as otherwise required by the Texas Business Corporation Act or other applicable law, the vote of the holders of a majority of the Corporation's shares entitled to vote and represented in person or by proxy at any meeting of shareholders at which a quorum is present shall be the act of such meeting. Nothing contained in this Article Ten is intended to require shareholder authorization or approval of any action of the

Corporation whatsoever unless such approval is specifically required by the other provisions of these articles of incorporation, the bylaws of the Corporation, or by the Texas Business Corporation Act or other applicable law.

                                 ARTICLE ELEVEN

         The post office address of the initial registered office of the Corporation is 1601 Elm Street, Dallas, Texas 75201 and the name of its initial registered agent at such address is C T Corporation System.

                                 ARTICLE TWELVE

         The number of directors constituting the initial Board of Directors is one and the name and address of the person who is to serve as director until the first annual meeting of shareholders and until his successor is elected and qualified are as follows:


              NAME                         ADDRESS
              ----                         -------

         Robert P. Buford              15000 Paluxy Road
                                       Tyler, Texas 75703

                            ARTICLE THIRTEEN

         The name and address of the incorporator are as follows:


                   NAME                         ADDRESS
                   ----                         -------

           Ronald A. Woessner           100 Founders Square
                                        900 Jackson Street
                                        Dallas, Texas 75202-4499

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1988.

                                 /s/ RONALD A. WOESSNER
                                 -----------------------------------------------
                                 Ronald A. Woessner, Incorporator

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         FRIENDSHIP CABLE OF TEXAS, INC.

         Pursuant to the provisions of Articles 4.02 and 4.04 of the Texas Business Corporation Act, the undersigned corporation, Friendship Cable of Texas, Inc., a Texas corporation (the "Corporation"), adopts the following Articles of Amendment to its Articles of Incorporation.

                                      First

         The name of the Corporation is Friendship Cable of Texas, Inc.

                                     Second

         On July 12, 1988, the board of directors of the Corporation adopted a resolution setting forth the following amendment to the Articles of Incorporation of the Corporation and directing that such amendment be submitted to the sole shareholder of the Corporation for its adoption:

         ARTICLE FOURTEEN shall be added as a new Article to the Corporation's Articles of Incorporation to read in its entirety as follows:

                                "ARTICLE FOURTEEN

         To the fullest extent permitted by applicable law, no director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission in such director's capacity as a director of the Corporation, except that this Article Fourteen shall not eliminate or limit the liability of a director of the Corporation for:

         (i) a breach of such director's duty of loyalty to the Corporation or its shareholders;

         (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

         (iii) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of such director's office;

         (iv) an act or omission for which the liability of such director is expressly provided for by statute; or

         (v) an act related to an unlawful stock repurchase or payment of a dividend.

         Any repeal or amendment of this Article Fourteen by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Fourteen, a director shall not be liable to the Corporation or its shareholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Texas Miscellaneous Corporation Laws Act or the Texas Business Corporation Act."

                                  THIRD

         The above amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation on July 12, 1988.

                                 FOURTH

         The number of shares of the Corporation outstanding and entitled to vote at the time of the foregoing amendment was 1,000 shares of the Corporation's common stock, par value $.01 per share.

                                     FIFTH

         The holder of all of the issued and outstanding shares of the Corporation entitled to vote on the foregoing amendment executed a consent in writing approving and adopting such amendment.

         EXECUTED this 12th day of July, 1988.


                                        FRIENDSHIP CABLE OF TEXAS, INC.

                                        By: /s/ ROBERT P. BUFORD
                                           ------------------------------------
                                            Robert P. Buford, President

                                                                         [STAMP]



To the Secretary of State
   of the State of Texas:


         C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.   The name of the corporation is      See attached list
                                   ---------------------------------------------

2.   The post office address of its present registered office is  c/o C T
                                                                ----------------
         CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

3.   The post office address to which its registered office is to be changed is

        c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201
     ---------------------------------------------------------------------------

4.   The name of its present registered agent is    C T CORPORATION SYSTEM
                                                --------------------------------

5.   The name of its successor registered agent is    C T CORPORATION SYSTEM
                                                  ------------------------------

6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7. Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.

Dated July 2, 1990.

                                             C T CORPORATION SYSTEM

                                             By /s/ [ILLEGIBLE]
                                               ---------------------------------

                                                      Its Vice President

[SEAL OF THE STATE OF TEXAS]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

                                                               [STAMP]

1.   The name of the corporation is      Friendship Cable of Arkansas, Inc.
                                   --------------------------------------------.

     The corporation's charter number is   0108281500
                                         --------------------------------------.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).


     350 N St. Paul Street
     --------------------------------------------------------------------------.

     Dallas, TX
     --------------------------------------------------------------------------.

3. A. X The address of the NEW registered office is: (Please provide street --- address, city, state and zip code. The address must be in Texas.)

     2010 Sybil Lane
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

OR   B.    The registered office address will not change.
       ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is   C T Corporation System
                                 ----------------------------------------------.

5.   A. X  The name of the NEW registered agent is   Kay Monigold
       ---                                         ----------------------------.

OR   B.    The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                    (Profit corporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---

     B. X An officer of the corporation so authorized by the board of --- directors; OR

     C. The members of the corporation in whom management of the corporation --- is vested pursuant to article 2.14C of the Texas Non-Profit
           Corporation Act.


                                             /s/ KAY MONIGOLD
                                             --------------------------------
                                                 An Authorized Officer


     Please submit this form in duplicate with the appropriate filing fee.
          PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

[SEAL OF THE STATE OF TEXAS]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

                                                               [STAMP]

1.   The name of the corporation is      Friendship Cable of Texas, Inc.
                                   --------------------------------------------.

     The corporation's charter number is   0108281500
                                         --------------------------------------.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).


     2010 Sybil Lane
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

3. A. X The address of the NEW registered office is: (Please provide street --- address, city, state and zip code. The address must be in Texas.)

     13850 Paluxy
     --------------------------------------------------------------------------.

     Tyler, TX 75703
     --------------------------------------------------------------------------.

OR   B.    The registered office address will not change.
       ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is   Kay Monigold
                                 ----------------------------------------------.

5.   A.    The name of the NEW registered agent is
       ---                                         ----------------------------.

OR   B. X  The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                    (Profit corporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---

     B. X An officer of the corporation so authorized by the board of --- directors; OR

     C. The members of the corporation in whom management of the corporation --- is vested pursuant to article 2.14C of the Texas Non-Profit
           Corporation Act.


                                             /s/ KAY MONIGOLD
                                             --------------------------------
                                                 An Authorized Officer


     Please submit this form in duplicate with the appropriate filing fee.
          PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

                                                                         [STAMP]

              ARTICLES OF MERGER OF BUFORD CAPITAL CORPORATION INTO
                         FRIENDSHIP CABLE OF TEXAS, INC.

         In accordance with Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

         1. Plan of Merger. The following Plan of Merger was unanimously approved by the shareholders and directors of Buford Capital Corporation, a Delaware corporation, and Friendship Cable of Texas, Inc., a Texas corporation, in the manner prescribed by the Texas Business Corporation Act:

             (a) The name of the corporations proposing to merge are Buford Capital Corporation, a Delaware Corporation, herein referred to as the "Merging Corporation", and Friendship Cable of Texas, Inc., a Texas Corporation, herein referred to as the "Surviving Corporation."

             (b) The terms and conditions of the merger are as follows:

                      (1) Upon the effective date of the merger, the separate
             corporate existence of the Merging Corporation shall cease and the Surviving Corporation shall become the owner, without other transfer, of all rights and the property of the Merging Corporation.

                      (2) The Surviving Corporation shall be obligated for the
             payment of the fair value of the shares of any shareholder of the Merging Corporation who has complied with the requirements of
             Article 5.12 of the Texas Business Corporation Act for the recovery of the fair value of its shares.

                      (3) The Surviving Corporation shall be subject to all
             debts and liabilities of the Merging Corporation in the same manner as if the Surviving Corporation had itself incurred them.

             (c) All of the issued and outstanding shares of the Merging Corporation will be assigned to the Surviving Corporation and cancelled. No additional shares of the Surviving Corporation will be issued.

             (d) No new domestic corporation is to be created by the merger.

             (e) Articles of Incorporation of the Surviving Corporation are attached hereto as Exhibit A.

             (f) The Surviving Corporation shall continue the Merging Corporation's business as it has historically been conducted.

         2. Approval of Shareholders. The number of shares outstanding and the number of shares voting for and against the Plan of Merger for each corporation are as follows:

          Name of            Shares         Shares        Shares Voted
        Corporation       Outstanding     Voted For         Against
        -----------       -----------     ---------         -------

     Buford Capital           1,000         1,000             0
     Corporation

     Friendship Cable of      1,000         1,000             0
     Texas, Inc.

         3. Plan of Merger Duly Authorized - Surviving Corporation. The approval of the Plan of Merger was duly authorized by all actions required by the laws under which the Surviving Corporation was incorporated or organized and by its constituent documents.

         4. Plan of Merger Duly Authorized - Merging Corporation. The approval of the Plan of Merger was duly authorized by all actions required by the laws under which the Merging Corporation was incorporated or organized and by its constituent documents.

        DATED: December 22, 1998.

                                 CORPORATIONS:

                                 BUFORD CAPITAL CORPORATION

                                 By:   /s/ ROBERT P. BUFORD
                                     ----------------------------------------
                                      Robert P. Buford, President


                                 FRIENDSHIP CABLE OF TEXAS, INC.

                                 By:   /s/ ROBERT P. BUFORD
                                     ----------------------------------------
                                      Robert P. Buford, President

                                                                         [STAMP]

                                   EXHIBIT "A"
                            ARTICLES OF INCORPORATION
                                       OF
                         FRIENDSHIP CABLE OF TEXAS, INC.


         I, the undersigned, a natural person of the age of eighteen years or more acting as the incorporator of a corporation (hereinafter called the "Corporation") under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for the Corporation:

                                   ARTICLE ONE

         The name of the Corporation is Friendship Cable of Texas, Inc.

                                   ARTICLE TWO

         The period of duration of the Corporation is perpetual.

                                  ARTICLE THREE

         The purpose for which the Corporation is organized is to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 1,000, par value $.01 per share, designated Common Stock. Each share of such Common Stock shall have identical rights and privileges in every respect.

                                  ARTICLE FIVE

         No holder of any shares of capital stock of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive or preferential right to receive, purchase, or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation, (b) any obligations, evidences of indebtedness, or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase, or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or to receive, or any warrant or option for the purchase of, any of the foregoing securities, or
(d) any other securities that may be issued or sold by the Corporation.

                                   ARTICLE SIX

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done, or property actually received.

                                  ARTICLE SEVEN

         Cumulative voting for the election of directors is expressly denied and prohibited.

                                  ARTICLE EIGHT

         No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                      (a) The material facts as to his relationship or interest
             and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                      (b) The material facts as to his relationship or interest
             and as to the contract or transaction are disclosed or are known to the shareholders entitled, to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

                      (c) The contract or transaction is fair as to the
             Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         This provision shall not be construed to invalidate a contract or transaction which would be valid in the absence of this provision or to subject any director or officer to any liability that he would not be subject to in the absence of this provision.

                                  ARTICLE NINE

         The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding (as hereinafter defined) because the person (i) is or was a director of the Corporation or (ii) while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent that a corporation may grant indemnification to a director under the Texas Business Corporation Act, as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Texas Business Corporation Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Texas Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) that such indemnification or advancement is not permissible, shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of shareholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any person covered by the grant of mandatory indemnification contained above to such further extent as is permitted by law and may indemnify any other person to the fullest extent permitted by law.

         To the extent permitted by then applicable law, the grant of mandatory indemnification to any person pursuant to this Article Nine shall extend to proceedings involving the negligence of such person.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                   ARTICLE TEN

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half or any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the provisions of this Article Ten shall be applicable to any required shareholder authorization or approval of:
(a) any amendment to these articles of incorporation; (b) any plan of merger, consolidation, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the Corporation; and (d) any voluntary dissolution of the Corporation. Except as otherwise provided in this Article Ten or as otherwise required by the Texas Business Corporation Act or other applicable law, the vote of the holders of a majority of the Corporation's shares entitled to vote and represented in person or by proxy at any meeting of shareholders at which a quorum is present shall be the act of such meeting. Nothing contained in this Article Ten is intended to require shareholder authorization or approval of any action of the

Corporation whatsoever unless such approval is specifically required by the other provisions of these articles of incorporation, the bylaws of the Corporation, or by the Texas Business Corporation Act or other applicable law.

                                 ARTICLE ELEVEN

         The post office address of the initial registered office of the Corporation is 1601 Elm Street, Dallas, Texas 75201 and the name of its initial registered agent at such address is C T Corporation System.

                                 ARTICLE TWELVE

         The number of directors constituting the initial Board of Directors is one and the name and address of the person who is to serve as director until the first annual meeting of shareholders and until his successor is elected and qualified are as follows:

               NAME                        ADDRESS
               ----                        -------

          Robert P. Buford             15000 Paluxy Road
                                       Tyler, Texas 75703

                                ARTICLE THIRTEEN

         The name and address of the incorporator are as follows:

                   NAME                         ADDRESS
                   ----                         -------

               Ronald A. Woessner          100 Founders Square
                                           900 Jackson Street
                                           Dallas, Texas 75202-4499

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1988.
                                     /s/ RONALD A. WOESSNER
                                   -------------------------------------------
                                   Ronald A. Woessner, Incorporator

                                                                         [STAMP]


                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         FRIENDSHIP CABLE OF TEXAS, INC.

         Pursuant to the provisions of Articles 4.02 and 4.04 of the Texas Business Corporation Act, the undersigned corporation, Friendship Cable of Texas, Inc., a Texas corporation (the "Corporation"), adopts the following Articles of Amendment to its Articles of Incorporation.

                                      First

         The name of the Corporation is Friendship Cable of Texas, Inc.

                                     Second

         On July 12, 1988, the board of directors of the Corporation adopted a resolution setting forth the following amendment to the Articles of Incorporation of the Corporation and directing that such amendment be submitted to the sole shareholder of the Corporation for its adoption:

         ARTICLE FOURTEEN shall be added as a new Article to the Corporation's Articles of Incorporation to read in its entirety as follows:

                                "ARTICLE FOURTEEN

         To the fullest extent permitted by applicable law, no director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission in such director's capacity as a director of the Corporation, except that this Article Fourteen shall not eliminate or limit the liability of a director of the Corporation for:

         (i) a breach of such director's duty of loyalty to the Corporation or its shareholders;

        (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

       (iii) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of such director's office;

        (iv) an act or omission for which the liability of such director is expressly provided for by statute; or

        (v) an act related to an unlawful stock repurchase or payment of a dividend.

         Any repeal or amendment of this Article Fourteen by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Fourteen, a director shall not be liable to the Corporation or its shareholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Texas Miscellaneous Corporation Laws Act or the Texas Business Corporation Act."

                                      THIRD

         The above amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation on July 12, 1988.

                                     FOURTH

         The number of shares of the Corporation outstanding and entitled to vote at the time of the foregoing amendment was 1,000 shares of the Corporation's common stock, par value $.01 per share.

                                      FIFTH

         The holder of all of the issued and outstanding shares of the Corporation entitled to vote on the foregoing amendment executed a consent in writing approving and adopting such amendment.

         EXECUTED this 12th day of July, 1988.

                                     FRIENDSHIP CABLE OF TEXAS, INC.

                                 By:   /s/ ROBERT P. BUFORD
                                     ------------------------------------------
                                     Robert P. Buford, President

                                     [LOGO]

                      TEXAS COMPTROLLER OF PUBLIC ACCOUNTS
--------------------------------------------------------------------------------
                   JOHN SHARP COMPTROLLER AUSTIN, TEXAS 78774




                         CERTIFICATION OF ACCOUNT STATUS

THE STATE OF TEXAS

COUNTY OF TRAVIS

I, John Sharp, Comptroller of Public Accounts of the State Of Texas, DO HEREBY CERTIFY that according to the current records of this office

                           BUFORD CAPITAL CORPORATION

is out of business, that all required reports for taxes administered by the Comptroller have been filed and that the taxes due on those reports have been paid. This certificate may be used for the purpose of dissolution, conversion, merger or withdrawal with the Texas Secretary of State.

This certificate is valid through 12-31-98

GIVEN UNDER MY HAND AND
SEAL OF OFFICE in the
City of Austin, this
17TH day of DECEMBER, 1998 A.D.



/s/ JOHN SHARP [SEAL]

JOHN SHARP
Comptroller of Public Accounts

                                              Charter/C.O.A. number: [ILLEGIBLE]